Fees Summary	Feb. 20, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 32,430,329.91
Previously Paid Amount	0.00
Total Fee Amount	4,965.08
Total Offset Amount	0.00
Net Fee	$ 4,965.08